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                                                  Rule 497(e)
                                                  File Nos. 2-90518 and 811-4006

     SUPPLEMENT DATED JANUARY 13, 1997 TO PROSPECTUS DATED JANUARY 2, 1997

                            CITISELECT(SM) FOLIO 200
                            CITISELECT(SM) FOLIO 300
                            CITISELECT(SM) FOLIO 400
                            CITISELECT(SM) FOLIO 500

The Example contained in the "Expense Summary" section on page 4 of the Prospectus is replaced with the following:

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming redemption at the end of each period indicated below:

                                                ONE YEAR            THREE YEARS
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CITISELECT FOLIO 200 ...................          $15                   $47
CITISELECT FOLIO 300 ...................          $15                   $47
CITISELECT FOLIO 400 ...................          $18                   $55
CITISELECT FOLIO 500 ...................          $18                   $55

The Example assumes a 5% annual return and that all dividends are reinvested and reflects certain voluntary expense reimbursements. If expense reimbursements were not made, the amounts in the example would be $24 and $72 for CitiSelect Folio 200, $24 and $73 for CitiSelect Folio 300, $33 and $100 for CitiSelect Folio 400 and $34 and $104 for CitiSelect Folio 500. Expenses are estimated because the Funds are newly organized. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS OF ANY FUND. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.